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                                                                                                      Exhibit 99.1

                             Directors and Executive Officers of the Reporting Persons

Directors and Executive Officers of QK Holdings, Inc., Managing Member of Interactive Technology Holdings, L.L.C.:

             Name                        Position             Principal Occupation and       Principal Business in
                                                                  Business Address         which such Employment is
                                                                                                   Conducted
Kevin D. Else                   President, Treasurer and     Associate General Counsel       Retailing of general
                                Director                     of QVC                          merchandise through
                                                             Studio Park                     electronic media
                                                             1200 Wilson Drive
                                                             West Chester, PA 19380

Jill N. Johnston                Vice President, Secretary    Associate General Counsel       Retailing of general
                                and Director                 of QVC                          merchandise through
                                                             Studio Park                     electronic media
                                                             1200 Wilson Drive West
                                                             Chester, PA 19380


Executive Officers and Directors of Comcast Corporation:

             Name                  Position with Comcast        Principal Occupation and      Principal Business in
                                                                    Business Address          which such Employment
                                                                                                   is Conducted

Ralph J. Roberts                Executive Officer and        Chairman of the Board of        Ownership and operation
                                Director                     Directors of Comcast            of cable television
                                                             1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Julian A. Brodsky               Executive Officer and        Vice Chairman of the Board of   Ownership and operation
                                Director                     Directors of Comcast            of cable television
                                                             1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Brian L. Roberts                Executive Officer and        President of Comcast            Ownership and operation
                                Director                     1500 Market Street              of cable television
                                                             Philadelphia, PA 19102          systems and broadband
                                                                                             communications services

John R. Alchin*                 Executive Officer            Executive Vice President and    Ownership and operation
                                                             Treasurer of Comcast            of cable television
                                                             1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Lawrence S. Smith               Executive Officer            Executive Vice President of     Ownership and operation
                                                             Comcast                         of cable television
                                                             1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Stanley L. Wang                 Executive Officer            Executive Vice President of     Ownership and operation
                                                             Comcast                         of cable television
                                                             1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Lawrence J. Salva               Executive Officer            Senior Vice President and       Ownership and operation
                                                             Principal Accounting Officer    of cable television
                                                             of Comcast                      systems and broadband
                                                             1500 Market Street              communications services
                                                             Philadelphia, PA 19102

Gustave G. Amsterdam            Director                     Director of Comcast             Ownership and operation
                                                             1500 Market Street              of cable television
                                                             Philadelphia, PA 19102          systems and broadband
                                                                                             communications services

Sheldon M. Bonovitz             Director                     Partner in the law firm of      Practice of law
                                                             Duane Morris and Heckscher LLP
                                                             4200 One Liberty Place
                                                             Philadelphia, PA 19103

__________
* Citizen of Australia
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Joseph L. Castle, II            Director                     President of Castle Energy      Financial Consulting
                                                             Corporation                     and operation of an
                                                             One Valley Square               independent oil and gas
                                                             Suite 101                       exploration and
                                                             512 Township Line Rd            production company
                                                             Blue Bell, PA 191422

 Bernard C. Watson              Director                     Director of Comcast             Ownership and operation
                                                             1500 Market Street              of cable television
                                                             Philadelphia, PA 19102          systems and broadband
                                                                                             communications services

Irving A. Wechsler              Director                     Counsel in the firm of          Accounting
                                                             Wechsler, Myers & Walsh,
                                                             Certified Public Accountants
                                                             One Oliver Plaza
                                                             Pittsburgh, PA 15222

Anne Wexler                     Director                     Chairman of The Wexler Group    Consulting firm
                                                             1317 F. Street, N.W.            specializing in
                                                             Suite 600                       government
                                                             Washington, D.C. 20004


Directors and Executive Officers of QVC, Inc.


             Name                    Position with QVC          Principal Occupation and      Principal Business in
                                                                    Business Address          which such Employment
                                                                                                   is Conducted

Ralph J. Roberts                Chairman of the Board and    Chairman of the Board of        Ownership and operation
                                Director                     Directors of Comcast            of cable television
                                                             1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Julian A. Brodsky               Vice Chairman, Assistant     Vice Chairman of the Board of   Ownership and operation
                                Treasurer, Assistant         Directors of Comcast            of cable television
                                Secretary and Director       1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Brian L. Roberts                Vice Chairman and Director   President of Comcast            Ownership and operation
                                                             1500 Market Street              of cable television
                                                             Philadelphia, PA 19102          systems and broadband
                                                                                             communications services

John R. Alchin*                 Senior Vice President,       Executive Vice President and    Ownership and operation
                                Assistant Treasurer and      Treasurer of Comcast            of cable television
                                Director                     1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Lawrence S. Smith               Senior Vice President and    Executive Vice President of     Ownership and operation
                                Director                     Comcast                         of cable television
                                                             1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Stanley L. Wang                 Senior Vice President,       Executive Vice President of     Ownership and operation
                                Assistant Secretary and      Comcast                         of cable television
                                Director                     1500 Market Street              systems and broadband
                                                             Philadelphia, PA 19102          communications services

Douglas S. Briggs               Executive Officer            President of QVC                Retailing of general
                                                             Studio Park                     merchandise through
                                                             1200 Wilson Drive               electronic media
                                                             West Chester, PA 19380

Robert E. Cadigan               Executive Officer            Executive Vice President of     Retailing of general
                                                             Programming & Broadcasting of   merchandise through
                                                             QVC                             electronic media
                                                             Studio Park
                                                             1200 Wilson Drive
                                                             West Chester, PA 19380

William F. Costello             Executive Officer            Executive Vice President and    Retailing of general
                                                             Chief Financial Officer of QVC  merchandise through
                                                             Studio Park                     electronic media
                                                             1200 Wilson Drive
                                                             West Chester, PA 19380

__________
* Citizen of Australia
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Darlene M. Dagget               Executive Officer            Executive Vice President of     Retailing of general
                                                             Merchandising of QVC            merchandise through
                                                             Studio Park                     electronic media
                                                             1200 Wilson Drive
                                                             West Chester, PA 19380

Thomas G. Downs                 Executive Officer            Executive Vice President of     Retailing of general
                                                             Operations & Services of QVC    merchandise through
                                                             Studio Park                     electronic media
                                                             1200 Wilson Drive
                                                             West Chester, PA 19380

Neal Grabell                    Executive Officer            Senior Vice President and       Retailing of general
                                                             Secretary of QVC                merchandise through
                                                             Studio Park                     electronic media
                                                             1200 Wilson Drive
                                                             West Chester, PA 19380

John F. Link                    Executive Officer            Executive Vice President and    Retailing of general
                                                             Chief Information Officer of    merchandise through
                                                             QVC                             electronic media
                                                             Studio Park
                                                             1200 Wilson Drive
                                                             West Chester, PA 19380


Directors and Executive Officers of Comcast Programming Holdings, Inc.

             Name                 Position with Holdings      Principal Occupation and       Principal Business in
                                                                  Business Address         which such Employment is
                                                                                                   Conducted

C. Stephen Backstrom            Vice President and Director  Vice President of Taxation   Ownership and operation of
                                                             of Comcast                   cable television systems
                                                             1500 Market Street           and broadband
                                                             Philadelphia, PA 19102       communications services

Judie M. Dionglay               Vice President and Director  Vice President of Comcast    Investment services
                                                             Capital Corporation
                                                             1201 N. Market Street
                                                             Suite 1405
                                                             Wilmington, DE 19801

William E. Dordelman            Vice President and Director  Vice President of Finance    Ownership and operation of
                                                             of Comcast                   cable television systems
                                                             1500 Market Street           and broadband
                                                             Philadelphia, PA 19102       communications services

Abram E. Patlove                President and Director       President of Comcast         Investment services
                                                             Capital Corporation
                                                             1201 N. Market Street
                                                             Suite 1405
                                                             Wilmington, DE 19801

Rosemarie S. Teta               Vice President               Vice President of Comcast    Investment services
                                                             Capital Corporation
                                                             1201 N. Market Street
                                                             Suite 1405
                                                             Wilmington, DE 19801


Directors and Executive Officers of  Comcast QVC, Inc.

             Name                        Position             Principal Occupation and       Principal Business in
                                                                  Business Address         which such Employment is
                                                                                                   Conducted

C. Stephen Backstrom            Vice President and Director  Vice President of Taxation   Ownership and operation of
                                                             of Comcast                   cable television systems
                                                             1500 Market Street           and broadband
                                                             Philadelphia, PA 19102       communications services

Judie M. Dionglay               Vice President and Director  Vice President of Comcast    Investment services
                                                             Capital Corporation
                                                             1201 N. Market Street
                                                             Suite 1405
                                                             Wilmington, DE 19801

William E. Dordelman            Vice President and Director  Vice President of Finance    Ownership and operation of
                                                             of Comcast                   cable television systems
                                                             1500 Market Street           and broadband
                                                             Philadelphia, PA 19102       communications services

Abram E. Patlove                President and Director       President of Comcast         Investment services
                                                             Capital Corporation
                                                             1201 N. Market Street
                                                             Suite 1405
                                                             Wilmington, DE 19801

Rosemarie S. Teta               Vice President               Vice President of Comcast    Investment services
                                                             Capital Corporation
                                                             1201 N. Market Street
                                                             Suite 1405
                                                             Wilmington, DE 19801
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